UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2006

WHITE MOUNTAINS INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	1-8993	94-2708455
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

HARBORSIDE FINANCIAL CENTER, PLAZA 5,
JERSEY CITY, NEW JERSEY		07311-1114
(address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 631-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS

On August 4, 2006, the Registrant issued a press release announcing that its wholly owned subsidiary, OneBeacon Insurance Group, Ltd., has filed a registration statement on Form S-1 with the Securities and Exchange Commission for a proposed underwritten public offering. The press release is incorporated herein by reference to Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (d) Exhibits:  The following exhibit is filed herewith:

Exhibit No.	Description
99.1	Text of press release issued by White Mountains Insurance Group, Ltd., dated August 4, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHITE MOUNTAINS INSURANCE GROUP, LTD.

Date: August 4, 2006	By:	/s/ J. Brian Palmer
J. Brian Palmer Chief Accounting Officer